UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-22608

Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

November 30, 2019
Virtus Global Multi-Sector Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Trustees (the “Board,” or the “Trustees”) of Virtus Global Multi-Sector Income Fund (the “Fund”) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution rate of $0.126 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/our-products/closed-end-fund-details/VGI.

MESSAGE TO SHAREHOLDERS
Dear Virtus Global Multi-Sector Income Fund Shareholder:
I am pleased to present this annual report that reviews the performance of Virtus Global Multi-Sector Income Fund (VGI) for the 12 months ended November 30, 2019.
This report contains commentary from the portfolio management team at Newfleet Asset Management on the performance of the fixed income markets and the Fund during the period. It also includes a discussion from the portfolio management team at Rampart Investment Management about the impact of the options overlay strategy on Fund performance.
For the 12-month period, the Fund’s net asset value (NAV) was up 11.82%, including $1.51 in reinvested distributions, and its market price rose 20.61%. For the same period, the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 8.37%, including reinvested dividends. The effect of the options overlay strategy was (1.45%) (before fees and expenses) for the fiscal year.
On behalf of the Fund and its investment management team, I thank you for entrusting your assets to us. If you have any questions about your account or require assistance, our customer service team is ready to assist you at 866-270-7788 or through the closed-end fund section of www.Virtus.com.

Sincerely,
George R. Aylward
President, Chief Executive Officer, and Trustee
Virtus Global Multi-Sector Income Fund
January 2020

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than performance shown above.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2019
About the Fund:
Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying an approach, and extensive credit research, to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2019, the Fund’s leverage consisted of $57 million of borrowings made pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.
Manager Comments – Newfleet Asset Management, LLC (Newfleet)
Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the respective portfolio teams at Newfleet and covers the Fund’s fixed income portfolio for the fiscal year ended November 30, 2019.
How did the markets perform during the fiscal year ended November 30, 2019?
The 12-month period included multiple challenges, including bouts of elevated volatility. The final quarter of 2018 witnessed a meaningful mispricing of risk assets. This was especially pronounced in December. Fixed income investors, like all market participants, continued to wrestle with volatility brought on by geopolitical developments, trade rhetoric, mixed global economic signals, and central banks’ attempts to normalize monetary policy via policy rate increases and balance sheet adjustments. U.S. economic data stayed on a positive trend, which contrasted with other global economies. During this time, U.S. Treasuries performed well while spread sector performance was mixed. Sectors within the securitized products universe, such as asset-backed securities and residential mortgage-backed securities, generally outperformed, whereas corporate and emerging markets-related sectors lagged. Within most spread sectors, assets with short and intermediate duration and those with higher credit ratings outperformed on a total return basis. The high yield sector was the largest underperformer during the fourth quarter of 2018.
The year 2019 began in stark contrast to how 2018 ended. While many of the same concerns loomed, major global central banks, including the Federal Reserve (the Fed) and the European Central Bank (ECB), reacted to slowing economic activity and tame inflation by pivoting their tone and policy toward easing. This significant development, combined with improved valuations, led to a return to favor of risk assets. Most spread sectors outperformed through November 2019, led by investment grade corporates, emerging markets, and yankee high quality. Within spread sectors, the asset classes that were hardest hit in late 2018 outperformed during the first 11 months of 2019. Given the change in U.S. interest rates, longer duration within most asset classes outperformed on a total return basis. Securitized sectors, while still positive, lagged other sectors.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
At its December 2018 meeting, the Fed raised its target range to 2.25% to 2.50%, up from 2.00% to 2.25%. The committee, indicating a pivot toward easing of monetary policy early in 2019, signaled that rates are likely on hold for the balance of 2019. The Fed also announced changes to the management of its balance sheet. However, in early June the Chairman of the Fed indicated they are monitoring the impact of the tariff issues on the U.S. economic outlook, which was interpreted by the market that the Fed had opened the door to the rate cut discussion. The Fed subsequently lowered its target rate at the July, September, and October meetings to a range of 1.50% to 1.75%. The Committee continued through the end of the period to reinforce its view that current policy is appropriate and that it will continue to act to support the economic expansion.
The Treasury yield curve continued to twist and shift broadly flatter and lower during the 12 months ended November 30, 2019.
What factors affected the Fund’s performance during the fiscal year?
For the fiscal year ended November 30, 2019, the Fund returned 11.82% (gross of fees and expenses), while the Bloomberg Barclays Global Aggregate Bond Index, which serves as the Fund’s benchmark, returned 8.37%.
The outperformance of most spread sectors relative to U.S. Treasuries and agency mortgage-backed securities was the key driver of the Fund’s performance for the fiscal year ended November 30, 2019. Among fixed income sectors, the Fund’s allocations to the corporate high quality and corporate high yield sectors had a positive impact on performance for the fiscal year. Issue selection within the yankee high quality sector also benefitted the Fund during the period.
During the fiscal year, the Fund’s allocation to high yield bank loans was the largest detractor from performance. Asset-backed and non-agency residential mortgage-backed securities also underperformed, given the shorter duration of these sectors during a period when rates were declining.
Manager Comments – Rampart Investment Management Company, LLC (Rampart)
How did the options overlay strategy perform for the Fund during the fiscal year ended November 30, 2019?
The performance of the options overlay strategy, which returned -1.45% (before fees and expenses) during the fiscal year, was characterized by two vastly different periods – the hectic market of December 2018, and everything that came after.
December ensured that 2018 would be remembered as one of the most turbulent years in the history of the modern U.S. stock market. In fact, it was the worst December since the Great Depression. Volatility reached levels not seen since the sovereign credit of the U.S. was downgraded in 2011. The average daily index move in December 2018 equaled the average monthly move for 2017. The frantic recovery rally on December 26 was the largest upward move since March of 2009.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
Perhaps the most alarming thing about the stock market in December 2018 was that the cause of the turmoil was never clear. Certainly, risks were in no short supply, as investors worried about a potential economic slowdown, changes in Federal Reserve (Fed) policy, and an ongoing trade war between the U.S. and China. But typically, when we see 2%, 3%, and certainly 5% one-day moves, we expect there to be some significant, acute market catalyst. For the wild daily moves in December, such catalysts were either hard to find, or eclipsed by the size of the market response. An inescapable conclusion is that there was at least some element of irrational behavior at work.
While the options overlay strategy has a strict risk management protocol that seeks to mitigate damage during unusual market moves, the market dynamics of December 2018 led to losses on a handful of trades. The strategy aims to accommodate a turbulent market while pursuing returns, but the outsized nature of the December moves was beyond what was reasonably modeled and planned for. The options overlay lost about 2.35% in the month of December.
As 2019 began, a new sense of rationality appeared to take hold in the U.S. stock market. There were abundant signs of skepticism in the options market, despite the return to normalcy in the cash market. This was evidenced by attractive prices for put and call options, and the overlay strategy achieved a relatively consistent streak of winning trades through the year. When losses were realized, they were of a more reasonable magnitude than in the more unhinged market of December 2018.
While the market was bullish, it was highly cognizant of risk. Traders welcomed new highs, but were not irrationally exuberant. Encouragingly, market reactions were in line with the catalysts. When there was favorable economic/trade news, stocks went up, but not to an alarming degree. When there was unfavorable news, stocks dropped, but we rarely saw any panic selling. These are all signs of a well-functioning market.
For the period from January through November 2019, the options overlay strategy contributed about 0.90% to Fund performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2019
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.
Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation, and increase downside losses.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2019
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments, net of written options, at November 30, 2019.
Asset Allocations
Corporate Bonds and Notes		51%
Financials	12%
Energy	12
Industrials	6
All other Corporate Bonds and Notes	21
Foreign Government Securities		15
Mortgage-Backed Securities		13
Leveraged Loans		8
Asset-Backed Securities		8
Preferred Stocks		2
Other (includes short-term investments and written options)		3
Total		100%
Country Weightings
United States	52%
Mexico	6
Netherlands	5
Canada	4
Indonesia	3
Turkey	2
Colombia	2
Other	26
Total	100%

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
KEY INVESTMENT TERMS (Unaudited)
November 30, 2019
Bloomberg Barclays Global Aggregate Bond Index
The Bloomberg Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
European Central Bank (“ECB”)
The European Central Bank (ECB) is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether or not they have adopted the Euro.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Payment In Kind (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Quantitative Easing (QE)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yankee Bond
A yankee bond is a bond issued by a foreign entity, such as a bank or company, but is issued and traded in the United States and denominated in U.S. dollars.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2019
Yield Curve
A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS
November 30, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—1.5%
U.S. Treasury Bond 2.875%, 5/15/49	$ 535	$ 612
U.S. Treasury Note 2.625%, 2/15/29	1,535	1,645
Total U.S. Government Securities (Identified Cost $2,286)		2,257

Municipal Bonds—1.2%
California—0.6%
State of California, Build America Bond Taxable 7.500%, 4/1/34	570	867
Illinois—0.6%
State of Illinois, Build America Bond Taxable 6.900%, 3/1/35	700	863
Total Municipal Bonds (Identified Cost $1,469)		1,730

Foreign Government Securities—20.9%
Bermuda RegS 4.854%, 2/6/24(1)	346	376
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(1)(2)	1,380	155
Dominican Republic
144A 6.000%, 7/19/28(3)	985	1,075
144A 6.850%, 1/27/45(3)	800	875
Islamic Republic of Pakistan 144A 6.875%, 12/5/27(3)	545	548
Kingdom of Abu Dhabi 144A 3.125%, 9/30/49(3)	530	516
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	1,285	1,332
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	800	963
	Par Value	Value

Foreign Government Securities—continued
Kingdom of Saudi Arabia
144A 3.625%, 3/4/28(3)	$ 1,130	$ 1,188
144A 4.500%, 10/26/46(3)	740	822
Republic of Angola
144A 8.250%, 5/9/28(3)	725	740
144A 8.000%, 11/26/29(3)	620	618
Republic of Costa Rica 144A 6.125%, 2/19/31(3)	780	789
Republic of Egypt
144A 7.600%, 3/1/29(3)	855	906
144A 8.500%, 1/31/47(3)	915	967
Republic of Ghana
144A 7.625%, 5/16/29(3)	520	515
144A 8.125%, 3/26/32(3)	560	552
Republic of Indonesia 144A 4.350%, 1/8/27(3)	935	1,016
Republic of Kenya 144A 8.000%, 5/22/32(3)	1,220	1,285
Republic of Mongolia 144A 8.750%, 3/9/24(3)	555	626
Republic of Nigeria 144A 7.875%, 2/16/32(3)	1,720	1,748
Republic of Panama 4.300%, 4/29/53	435	502
Republic of South Africa
5.875%, 9/16/25	670	730
4.300%, 10/12/28	325	315
5.650%, 9/27/47	955	918
Republic of Turkey
6.250%, 9/26/22	780	811
7.375%, 2/5/25	420	453
4.875%, 10/9/26	1,630	1,533
7.625%, 4/26/29	980	1,061
4.875%, 4/16/43	935	738
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Foreign Government Securities—continued
Republic of Uruguay 5.100%, 6/18/50	$ 500	$ 597
Russian Federation 144A 5.625%, 4/4/42(3)	1,600	2,027
Ukraine 144A 7.375%, 9/25/32(3)	1,990	2,025
United Mexican States
4.150%, 3/28/27	520	554
4.500%, 4/22/29	635	696
Series M 6.500%, 6/9/22	9,038 MXN	458
Total Foreign Government Securities (Identified Cost $31,787)		31,030

Mortgage-Backed Securities—18.1%
Agency—1.5%
Federal National Mortgage Association
Pool #MA2471, 3.500%, 12/1/45	816	850
Pool #MA2959, 3.500%, 4/1/47	1,304	1,352
		2,202

Non-Agency—16.6%
American Homes 4 Rent Trust 2014-SFR2, C 144A 4.705%, 10/17/36(3)	770	825
Angel Oak Mortgage Trust 2019-3, A1 144A 2.930%, 5/25/59(3)(4)	537	538
Angel Oak Mortgage Trust I LLC
2018-2, A1 144A 3.674%, 7/27/48(3)(4)	433	438
2019-1, A1 144A 3.920%, 11/25/48(3)(4)	583	590
	Par Value	Value

Non-Agency—continued
Arroyo Mortgage Trust 2019-1, A1 144A 3.805%, 1/25/49(3)(4)	$ 350	$ 357
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(3)	540	562
2017-SPL5, B1 144A 4.000%, 6/28/57(3)(4)	130	135
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	385	401
Bunker Hill Loan Depositary Trust 2019-1, A1 144A 3.613%, 10/26/48(3)(4)	338	342
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	425	444
CIT Home Equity Loan Trust 2003-1, A5 5.480%, 7/20/34(4)	366	369
Citigroup Commercial Mortgage Trust 2019-SST2, A (1 month LIBOR + 0.920%) 144A 2.685%, 12/15/36(3)(4)	585	584
Citigroup Mortgage Loan Trust 2019-RP1, A1 144A 3.500%, 1/25/66(3)(4)	558	572
COLT Mortgage Loan Trust Funding LLC 2019-1, A1 144A 3.705%, 3/25/49(3)(4)	319	321
CoreVest American Finance Trust 2018-2, A 144A 4.026%, 11/15/52(3)	290	306
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Ellington Financial Mortgage Trust
2018-1, A1FX 144A 4.140%, 10/25/58(3)(4)	$ 215	$ 218
2019-2, A3 144A 3.046%, 11/25/59(3)(4)	203	202
Galton Funding Mortgage Trust 2018-2, A41 144A 4.500%, 10/25/58(3)(4)	185	188
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(3)(4)	241	243
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(4)	253	264
Homeward Opportunities Fund I Trust
2018-2, A1 144A 3.985%, 11/25/58(3)(4)	162	164
2019-1, A1 144A 3.454%, 1/25/59(3)(4)	319	322
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.980%, 10/25/29(3)(4)	198	197
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	217	224
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	208	216
2018-8, A3 144A 4.000%, 1/25/49(3)(4)	238	241
Lending Home Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(3)(4)	620	626
MetLife Securitization Trust 2019-1A, A1A 144A 3.750%, 4/25/58(3)(4)	467	483
Mill City Mortgage Loan Trust 2018-4, A1B 144A 3.500%, 4/25/66(3)(4)	1,340	1,383
	Par Value	Value

Non-Agency—continued
New Residential Mortgage Loan Trust
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	$ 506	$ 544
2018-1A, A1A 144A 4.000%, 12/25/57(3)(4)	696	723
OBX Trust 2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	476	490
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	520	536
Preston Ridge Partners Mortgage 2019-GS1, A1 144A 3.500%, 10/25/24(3)(4)	403	403
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(3)(4)	816	818
2019-2A, A1 144A 3.967%, 4/25/24(3)(4)	658	659
Pretium Mortgage Credit Partners I LLC
2019-NPL3, A1 144A 3.105%, 7/27/59(3)(4)	298	298
2019-NPL1, A1 144A 4.213%, 7/25/60(3)(4)	378	382
Progress Residential Trust 2018-SFR2, B 144A 3.841%, 8/17/35(3)	530	538
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(3)(4)	510	513
RCO V Mortgage LLC 2019-1, A1 144A 3.721%, 5/24/24(3)(4)	382	382
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(3)(4)	142	143
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(3)(4)	$ 431	$ 436
Towd Point Mortgage Trust
2015-6, M1 144A 3.750%, 4/25/55(3)(4)	275	291
2017-1, M1 144A 3.750%, 10/25/56(3)(4)	265	276
2017-6, A2 144A 3.000%, 10/25/57(3)(4)	260	263
2018-6, A2 144A 3.750%, 3/25/58(3)(4)	215	227
2018-SJ1, A1 144A 4.000%, 10/25/58(3)(4)	198	200
2015-2, 1M1 144A 3.250%, 11/25/60(3)(4)	615	625
UBS Commercial Mortgage Trust 2012-C1, D 144A 5.756%, 5/10/45(3)(4)	415	416
Vericrest Opportunity Loan Trust 2019-NPL2, A1 144A 3.967%, 2/25/49(3)(4)	394	396
Vericrest Opportunity Loan Trust LXXV LLC 2019-NPL1, A1A 144A 4.336%, 1/25/49(3)(4)	330	332
Vericrest Opportunity Loan Trust LXXXIII LLC 2019-NPL9, A1A 144A 3.327%, 11/26/49(3)(4)	408	408
Verus Securitization Trust
2018-2, B1 144A 4.426%, 6/1/58(3)(4)	520	526
2018-3, A1 144A 4.108%, 10/25/58(3)(4)	346	350
2019-1, A1 144A 3.836%, 2/25/59(3)(4)	564	570
	Par Value	Value

Non-Agency—continued
2019-INV1, A1 144A 3.402%, 12/25/59(3)(4)	$ 456	$ 461
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	690	719
		24,680

Total Mortgage-Backed Securities (Identified Cost $26,414)		26,882

Asset-Backed Securities—10.6%
Automobiles—5.8%
ACC Trust
2018-1, B 144A 4.820%, 5/20/21(3)	470	473
2019-1, B 144A 4.470%, 10/20/22(3)	515	525
First Investors Auto Owner Trust 2018-1A, D 144A 4.110%, 6/17/24(3)	565	578
Flagship Credit Auto Trust 2016-3, D 144A 3.890%, 11/15/22(3)	785	800
GLS Auto Receivables Trust
2017-1A, C 144A 3.500%, 7/15/22(3)	790	793
2018-1A, B 144A 3.520%, 8/15/23(3)	760	766
2018-3A, C 144A 4.180%, 7/15/24(3)	845	871
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(3)	520	533
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Automobiles—continued
Prestige Auto Receivables Trust 2019-1A, D 144A 3.010%, 8/15/25(3)	$ 525	$ 531
Skopos Auto Receivables Trust 2018-1A, B 144A 3.930%, 5/16/22(3)	790	792
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(3)	506	513
United Auto Credit Securitization Trust 2019-1, E 144A 4.290%, 8/12/24(3)	520	527
Veros Automobile Receivables Trust 2018-1, B 144A 4.050%, 2/15/24(3)	535	540
Westlake Automobile Receivables Trust 2018-2A, D 144A 4.000%, 1/16/24(3)	381	391
		8,633

Other—4.8%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	411	415
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	657	673
Business Jet Securities LLC 2019-1, A 144A 4.212%, 7/15/34(3)	594	611
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	402	408
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	229	231
	Par Value	Value

Other—continued
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	$ 133	$ 134
Mariner Finance Issuance Trust 2018-AA, A 144A 4.200%, 11/20/30(3)	230	235
Octane Receivables Trust 2019-1A, A 144A 3.160%, 9/20/23(3)	510	510
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	605	611
Primose Funding LLC 2019-1A, A2 144A 4.475%, 7/30/49(3)	520	531
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(3)	525	536
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(3)	510	527
Upgrade Master Pass-Through-Trust 2019-ST1, A 144A 4.000%, 7/15/25(3)(5)	537	537
Upstart Securitization Trust
2018-1, B 144A 3.887%, 8/20/25(3)	37	37
2019-1, B 144A 4.190%, 4/20/26(3)	620	626
Wendy’s Funding LLC 2018-1A, A2I 144A 3.573%, 3/15/48(3)	516	521
		7,143

Total Asset-Backed Securities (Identified Cost $15,568)		15,776
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Corporate Bonds and Notes—69.5%
Communication Services—5.1%
America Movil SAB de C.V. 6.450%, 12/5/22	$ 80MXN	$ 395
Cable Onda S.A. 144A 4.500%, 1/30/30(3)	725	740
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	575	538
Clear Channel Worldwide Holdings, Inc.
144A 9.250%, 2/15/24(3)	151	166
144A 5.125%, 8/15/27(3)	175	182
Consolidated Communications, Inc. 6.500%, 10/1/22	545	467
DISH DBS Corp.
5.875%, 7/15/22	260	272
7.750%, 7/1/26	170	176
Frontier Communications Corp.
8.500%, 4/15/20	195	100
11.000%, 9/15/25	305	140
144A 8.500%, 4/1/26(3)	175	173
Grupo Televisa SAB
4.625%, 1/30/26	525	562
7.250%, 5/14/43	8,000 MXN	303
iHeartCommunications, Inc.
6.375%, 5/1/26	15	17
8.375%, 5/1/27	28	30
144A 5.250%, 8/15/27(3)	40	41
Escrow (5)	255	—
	Par Value	Value

Communication Services—continued
IHS Netherlands Holdco B.V. 144A 8.000%, 9/18/27(3)	$ 400	$ 425
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(3)	425	353
Meredith Corp. 6.875%, 2/1/26	315	324
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)	485	527
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(3)	400	424
Telesat Canada 144A 6.500%, 10/15/27(3)	445	459
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(3)	730	784
		7,598

Consumer Discretionary—2.7%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	215	216
Boyd Gaming Corp.
6.000%, 8/15/26	135	144
144A 4.750%, 12/1/27(3)	10	10
Brookfield Residential Properties, Inc. 144A 6.250%, 9/15/27(3)	625	653
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	$ 140	$ 147
Eldorado Resorts, Inc. 6.000%, 9/15/26	180	198
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	495	506
GLP Capital LP 5.250%, 6/1/25	410	450
Lear Corp. 3.800%, 9/15/27	390	399
Michaels Stores, Inc. 144A 8.000%, 7/15/27(3)	215	206
Neiman Marcus Group Ltd. LLC 144A 8.000%, 10/25/24(3)	299	83
Panther BF Aggregator 2 LP 144A 8.500%, 5/15/27(3)	355	363
Scientific Games International, Inc. 144A 8.250%, 3/15/26(3)	135	146
Vista Outdoor, Inc. 5.875%, 10/1/23	530	505
		4,026

Consumer Staples—2.0%
Albertsons Cos., Inc. 144A 4.625%, 1/15/27(3)	515	509
Altria Group, Inc. 4.800%, 2/14/29	787	870
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	390	349
MHP Lux S.A. 144A 6.250%, 9/19/29(3)	300	283
	Par Value	Value

Consumer Staples—continued
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	$ 880	$ 942
		2,953

Energy—16.9%
Afren plc
144A 10.250%, 4/8/19(2)(3)(5)	635	1
144A 6.625%, 12/9/20(2)(3)(5)	732	— (6)
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	490	431
Callon Petroleum Co. 6.125%, 10/1/24	218	207
Cheniere Energy Partners LP 5.625%, 10/1/26	200	210
Citgo Holding, Inc. 144A 9.250%, 8/1/24(3)	190	199
CrownRock LP 144A 5.625%, 10/15/25(3)	530	524
Denbury Resources, Inc.
144A 9.250%, 3/31/22(3)	224	185
144A 7.750%, 2/15/24(3)	225	167
Encana Corp. 8.125%, 9/15/30	280	357
EP Energy LLC
144A 9.375%, 5/1/24(2)(3)	115	1
144A 7.750%, 5/15/26(2)(3)	125	84
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)(7)	1,225	1,329
Geopark Ltd. 144A 6.500%, 9/21/24(3)	595	605
KazMunayGas National Co., JSC
144A 4.750%, 4/19/27(3)	1,310	1,428
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Energy—continued
144A 5.750%, 4/19/47(3)	$ 1,095	$ 1,283
Kinder Morgan, Inc. 7.750%, 1/15/32	570	779
Kosmos Energy Ltd. 144A 7.125%, 4/4/26(3)	500	518
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	400	425
Nabors Industries, Inc. 5.500%, 1/15/23	355	312
Odebrecht Offshore Drilling Finance Ltd. PIK Interest Capitalization, 144A 7.720%, 12/1/26(3)(8)	1,080	270
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (3)(9)	155	1
Pertamina Persero PT
144A 6.450%, 5/30/44(3)	1,705	2,165
RegS 6.450%, 5/30/44(1)	815	1,035
Petrobras Global Finance B.V.
7.375%, 1/17/27	1,050	1,261
5.750%, 2/1/29	835	917
6.900%, 3/19/49	830	949
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(2)(3)	1,820	132
Petroleos Mexicanos
4.625%, 9/21/23	215	224
6.500%, 3/13/27	500	522
5.350%, 2/12/28	550	534
6.500%, 6/2/41	295	288
6.375%, 1/23/45	1,515	1,448
144A 6.840%, 1/23/30(3)	905	947
	Par Value	Value

Energy—continued
Sanchez Energy Corp. 144A 7.250%, 2/15/23(2)(3)	$ 135	$ 88
Sinopec Group Overseas Development
2017 Ltd. 144A 3.625%, 4/12/27(3)	800	840
2018 Ltd. 144A 4.250%, 9/12/28(3)	1,000	1,106
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(1)	780	947
Transocean, Inc. 144A 9.000%, 7/15/23(3)	290	296
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	1,350	1,432
USA Compression Partners LP 6.875%, 4/1/26	505	519
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	430	176
		25,142

Financials—17.0%
Acrisure LLC
144A 8.125%, 2/15/24(3)	205	218
144A 7.000%, 11/15/25(3)	620	556
Allstate Corp. (The) Series B 5.750%, 8/15/53(10)	606	653
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)(7)	830	830
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	$ 755	$ 807
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(3)	700	689
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	560	625
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(3)	1,335	1,360
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)	1,085	1,215
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(3)	510	539
Banco Santander Chile 144A 3.875%, 9/20/22(3)	900	927
Bancolombia S.A. 5.125%, 9/11/22	1,220	1,286
Bank of Montreal 3.803%, 12/15/32	1,064	1,108
Brighthouse Financial, Inc. 3.700%, 6/22/27	620	613
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	675	701
Citadel LP 144A 4.875%, 1/15/27(3)	415	433
Development Bank of Kazakhstan JSC 144A 8.950%, 5/4/23(3)	105,000 KZT	253
Discover Bank 4.682%, 8/9/28	630	661
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	925	935
	Par Value	Value

Financials—continued
E*TRADE Financial Corp. 4.500%, 6/20/28	$ 264	$ 286
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	550	596
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(3)	1,040	1,143
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	534	540
ICAHN Enterprises LP 6.250%, 5/15/26	480	511
Industrial & Commercial Bank of China Ltd. 3.538%, 11/8/27	925	965
ING Groep N.V. 6.000% (9)(10)	615	621
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(3)	730	723
Jefferies Group LLC 4.850%, 1/15/27	180	195
MDGH-GMTN B.V. 144A 4.500%, 11/7/28(3)	750	847
Santander Holdings USA, Inc. 4.400%, 7/13/27	660	709
Springleaf Finance Corp.
7.125%, 3/15/26	290	334
5.375%, 11/15/29	40	41
Synchrony Financial 3.950%, 12/1/27	570	595
Synovus Financial Corp. 5.900%, 2/7/29	350	374
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(7)	640	666
Tempo Acquisition LLC 144A 6.750%, 6/1/25(3)	140	144
Toronto-Dominion Bank (The) 3.625%, 9/15/31	1,135	1,184
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22(3)	$ 362	$ 375
		25,258

Health Care—3.0%
Advanz Pharma Corp. 8.000%, 9/6/24	103	97
Avantor, Inc.
144A 6.000%, 10/1/24(3)	260	279
144A 9.000%, 10/1/25(3)	295	328
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(3)	155	177
144A 8.500%, 1/31/27(3)	165	187
Bausch Health Cos., Inc. 144A 7.000%, 1/15/28(3)	355	389
Eagle Holding Co. II, LLC
PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(11)	300	304
PIK Interest Capitalization, 144A 7.750%, 5/15/22(3)(11)	295	300
HCA, Inc. 5.875%, 2/1/29	80	91
Mylan NV 3.950%, 6/15/26	545	567
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	445	454
Select Medical Corp. 144A 6.250%, 8/15/26(3)	270	290
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(3)	70	67
	Par Value	Value

Health Care—continued
144A 10.000%, 4/15/27(3)	$ 230	$ 241
Tenet Healthcare Corp.
8.125%, 4/1/22	140	153
7.000%, 8/1/25	200	210
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	365	299
		4,433

Industrials—8.2%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	910	976
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	631	666
Bombardier, Inc.
144A 5.750%, 3/15/22(3)	305	311
144A 7.500%, 3/15/25(3)	210	213
Delhi International Airport Ltd. 144A 6.450%, 6/4/29(3)	355	380
Doric Nimrod Air Finance Alpha Pass-Through Trust 2012-1, A 144A 5.125%, 11/30/22(3)	411	421
DP World plc 144A 6.850%, 7/2/37(3)	1,250	1,639
GFL Environmental, Inc. 144A 7.000%, 6/1/26(3)	495	504
Granite Holdings US Acquisition Co. 144A 11.000%, 10/1/27(3)	410	381
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	340	313
JSL Europe S.A. 144A 7.750%, 7/26/24(3)	675	721
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Industrials—continued
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	$ 390	$ 410
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(3)	686	672
Oshkosh Corp. 4.600%, 5/15/28	752	810
Owens Corning 3.950%, 8/15/29	499	515
Patrick Industries, Inc. 144A 7.500%, 10/15/27(3)	365	385
Pentair Finance S.a.r.l 4.500%, 7/1/29	520	545
SRS Distribution, Inc. 144A 8.250%, 7/1/26(3)	495	505
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000	1,016
United Airlines Pass-Through Trust 2007-1, A 6.636%, 7/2/22	504	533
Vertiv Intermediate Holding Corp. PIK Interest Capitalization, 144A 12.000%, 2/15/22(3)(11)	335	317
		12,233

Information Technology—2.3%
Alibaba Group Holding Ltd. 3.400%, 12/6/27	520	540
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	70	66
Broadcom Corp. 3.625%, 1/15/24	235	242
Broadcom, Inc. 144A 3.625%, 10/15/24(3)	355	365
Citrix Systems, Inc. 4.500%, 12/1/27	570	619
	Par Value	Value

Information Technology—continued
Dell International LLC 144A 8.100%, 7/15/36(3)	$ 255	$ 329
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)	205	73
Juniper Networks, Inc. 3.750%, 8/15/29	560	578
VMware, Inc. 3.900%, 8/21/27	627	657
		3,469

Materials—7.8%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	1,000	1,072
ARD Finance S.A. 144A 6.500%, 6/30/27(3)	515	513
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(10)	435	510
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	435	434
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	790	840
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(3)	386	425
GUSAP III LP 144A 4.250%, 1/21/30(3)	635	626
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000	1,031
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	455	464
OCP SA 144A 5.625%, 4/25/24(3)	1,500	1,648
SABIC Capital II BV 144A 4.500%, 10/10/28(3)	810	897
Severstal OAO Via Steel Capital S.A. 144A 5.900%, 10/17/22(3)(12)	1,100	1,190
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Materials—continued
Syngenta Finance N.V.
144A 4.441%, 4/24/23(3)	$ 355	$ 370
144A 4.892%, 4/24/25(3)	250	267
Teck Resources Ltd. 6.125%, 10/1/35	550	635
Trident TPI Holdings, Inc. 144A 6.625%, 11/1/25(3)	345	309
United States Steel Corp. 6.250%, 3/15/26	485	417
		11,648

Real Estate—2.2%
EPR Properties
4.750%, 12/15/26	260	284
4.500%, 6/1/27	395	424
MPT Operating Partnership LP 5.000%, 10/15/27	270	283
Office Properties Income Trust 4.500%, 2/1/25	690	719
Physicians Realty LP 4.300%, 3/15/27	655	700
Service Properties Trust 4.500%, 3/15/25	745	760
VICI Properties LP 144A 4.625%, 12/1/29(3)	20	21
		3,191

Utilities—2.3%
Ferrellgas Partners LP 8.625%, 6/15/20	125	81
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	950	995
Talen Energy Supply LLC
144A 7.250%, 5/15/27(3)	115	118
144A 6.625%, 1/15/28(3)	415	407
	Par Value	Value

Utilities—continued
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	$ 450	$ 468
Transportadora de Gas Internacional SA ESP 144A 5.550%, 11/1/28(3)	760	870
Vistra Operations Co., LLC 144A 4.300%, 7/15/29(3)	525	541
		3,480

Total Corporate Bonds and Notes (Identified Cost $102,796)		103,431

Leveraged Loans(4)—11.3%
Aerospace—0.4%
Atlantic Aviation FBO, Inc. (1 month LIBOR + 3.750%) 5.460%, 12/6/25(5)	114	115
Dynasty Acquisition Co., Inc.
Tranche B-1 (3 month LIBOR + 4.000%) 6.104%, 4/6/26	156	156
Tranche B-2 (3 month LIBOR + 4.000%) 6.104%, 4/6/26	84	84
DynCorp International, Inc. Tranche B, First Lien (3 month LIBOR + 6.000%) 7.765%, 8/15/25	235	233
		588

Consumer Durables—0.2%
Global Appliance, Inc. Tranche B (1 month LIBOR + 4.000%) 5.710%, 9/29/24	213	207
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Consumer Non-Durables—0.6%
American Greetings Corp. (1 month LIBOR + 4.500%) 6.202%, 4/6/24	$ 478	$ 462
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.702%, 5/15/23	228	219
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.250%) 6.159%, 6/30/24	267	263
		944

Energy—0.6%
California Resources Corp. 2016 (1 month LIBOR + 10.375%) 12.077%, 12/31/21	360	208
Citgo Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 7.104%, 3/27/24	333	336
Fieldwood Energy LLC First Lien (3 month LIBOR + 5.250%) 7.177%, 4/11/22	480	387
		931

Financial—1.1%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 8.202%, 8/4/25	414	417
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 4.702%, 6/16/25	495	492
	Par Value	Value

Financial—continued
Finco I LLC 2018 (1 month LIBOR + 2.000%) 3.702%, 12/27/22	$ 109	$ 109
iStar, Inc. Tranche B (3 month LIBOR + 2.750%) 4.496%, 6/28/23	606	608
		1,626

Food / Tobacco—0.5%
Chobani LLC Tranche B (1 month LIBOR + 3.500%) 5.202%, 10/10/23	251	248
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.702%, 8/16/23	212	192
Shearer’s Foods LLC Second Lien (3 month LIBOR + 6.750%) 0.000%, 6/30/22(13)	310	305
		745

Food and Drug—0.1%
Albertsons LLC 2019, Tranche B-8 (1 month LIBOR + 2.750%) 4.452%, 8/17/26	178	180
Gaming / Leisure—1.0%
Everi Payments, Inc. Tranche B (1 month LIBOR + 3.000%) 4.702%, 5/9/24	176	176
Gateway Casinos & Entertainment Ltd. (3 month LIBOR + 3.000%) 5.104%, 12/1/23	148	146
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Gaming / Leisure—continued
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 4.450%, 4/29/24	$ 287	$ 279
Scientific Games International, Inc. Tranche B-5 (3 month LIBOR + 2.750%) 4.452%, 8/14/24	227	226
Seminole Tribe of Florida (1 month LIBOR + 1.750%) 3.452%, 7/8/24	333	334
Stars Group Holdings B.V. (3 month LIBOR + 3.500%) 5.604%, 7/10/25	77	78
UFC Holdings LLC Tranche B (1 month LIBOR + 3.250%) 4.960%, 4/29/26	258	259
		1,498

Healthcare—1.3%
21st Century Oncology, Inc. Tranche B (3 month LIBOR + 6.125%) 8.135%, 1/16/23	158	148
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 6.202%, 6/30/25	341	341
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 4.515%, 11/27/25	157	158
(1 month LIBOR + 3.000%) 4.765%, 6/2/25	60	61
CHG Healthcare Services, Inc. (1 month LIBOR + 3.000%) 4.702%, 6/7/23	430	431
	Par Value	Value

Healthcare—continued
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 5.452%, 10/10/25	$ 189	$ 148
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 4.500%) 6.202%, 11/16/25	447	449
One Call Corp. First Lien (3 month LIBOR + 5.250%) 0.000%, 11/27/22(13)	240	215
		1,951

Housing—0.4%
American Builders & Contractors Supply Co., Inc. (1 month LIBOR + 2.000%) 3.702%, 1/15/27	425	424
Capital Automotive LP Tranche B, Second Lien (1 month LIBOR + 6.000%) 7.710%, 3/24/25	194	194
		618

Information Technology—1.4%
Applied Systems, Inc. Second Lien (3 month LIBOR + 7.000%) 9.104%, 9/19/25	222	225
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 3.710%, 9/19/25	167	168
Kronos, Inc.
2018 (3 month LIBOR + 3.000%) 4.909%, 11/1/23	477	476
Second Lien (3 month LIBOR + 8.250%) 10.159%, 11/1/24	166	167
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Presidio LLC (3 month LIBOR + 2.750%) 4.838%, 2/2/24	$ 421	$ 421
SS&C Technologies, Inc.
Tranche B-3 (1 month LIBOR + 2.250%) 3.952%, 4/16/25	154	155
Tranche B-4 (1 month LIBOR + 2.250%) 3.952%, 4/16/25	100	101
Tranche B-5 (1 month LIBOR + 2.250%) 3.952%, 4/16/25	89	90
Vertafore, Inc. First Lien (1 month LIBOR + 3.250%) 4.952%, 7/2/25	318	308
		2,111

Manufacturing—0.3%
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 6.710%, 8/17/22	520	391
Media / Telecom - Broadcasting—0.2%
iHeartCommunications, Inc. (3 month LIBOR + 4.000%) 5.781%, 5/1/26	44	44
Nexstar Broadcasting, Inc. Tranche B-4 (3 month LIBOR + 2.750%) 4.452%, 9/18/26	165	165
		209

Media / Telecom - Telecommunications—0.4%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 4.452%, 1/31/25	353	353
	Par Value	Value

Media / Telecom - Telecommunications—continued
Securus Technologies Holdings, Inc.
First Lien (1 month LIBOR + 4.500%) 6.202%, 11/1/24	$ 88	$ 63
Second Lien (1 month LIBOR + 8.250%) 9.952%, 11/1/25	295	134
		550

Media / Telecom - Wireless Communications—0.2%
Commscope, Inc. (1 month LIBOR + 3.250%) 4.952%, 4/4/26	185	184
Iridium Satellite LLC (1 month LIBOR + 3.750%) 5.452%, 11/4/26	45	45
		229

Retail—0.1%
Neiman Marcus Group Ltd. LLC (3 month LIBOR + 6.000%) 7.771%, 10/25/23	260	192
Service—1.3%
Dun & Bradstreet Corp. (The) (1 month LIBOR + 5.000%) 6.700%, 2/6/26	290	291
Hoya Midco LLC First Lien (1 month LIBOR + 3.500%) 5.202%, 6/30/24	315	306
Pi US Mergerco, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 4.952%, 1/3/25	501	499
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Par Value	Value

Service—continued
Sedgwick Claims Management Services, Inc. 2019 (1 month LIBOR + 4.000%) 5.702%, 9/30/26	$ 309	$ 309
Terra Bidco Ltd. First Lien (3 month LIBOR + 5.000%) 0.000%, 11/25/26(13)	275	274
TKC Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 5.460%, 2/1/23	266	253
		1,932

Transportation - Automotive—0.5%
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 5.270%, 11/6/24	481	478
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 5.202%, 4/30/26	295	295
		773

Utility—0.7%
APLP Holdings LP (1 month LIBOR + 2.750%) 4.452%, 4/13/23	363	363
Brookfield WEC Holdings, Inc. First Lien (1 month LIBOR + 3.500%) 5.202%, 8/1/25	407	407
Calpine Corp. 2019 (3 month LIBOR + 2.750%) 4.860%, 4/5/26	314	315
		1,085

Total Leveraged Loans (Identified Cost $17,389)		16,760

	Shares	Value
Preferred Stocks—2.9%
Financials—2.4%
Huntington Bancshares, Inc. Series E, 5.700%	253 (14)	$ 262
KeyCorp Series D, 5.000%(15)	985 (14)	1,049
M&T Bank Corp. Series F, 5.125%(15)	512 (14)	548
MetLife, Inc. Series D, 5.875%	313 (14)	347
Zions Bancorp NA, 6.950%	47,150	1,350
		3,556

Industrials—0.5%
General Electric Co. Series D, 5.000%(7)	788 (14)	771
Total Preferred Stocks (Identified Cost $4,006)		4,327

Common Stocks—0.1%
Communication Services—0.0%
Clear Channel Outdoor Holdings, Inc.(16)	6,403	16
Energy—0.1%
Contra CB Downey(5)	140,000	—
Frontera Energy Corp.	7,526	54
Hercules Offshore, Inc.(5)	10,017	6
Sabine Oil & Gas Holdings, Inc.(16)	465	29
		89

Total Common Stocks (Identified Cost $790)		105

Exchange-Traded Fund—0.7%
iShares iBoxx High Yield Corporate Bond ETF(17)	11,779	1,024
Total Exchange-Traded Fund (Identified Cost $1,025)		1,024
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
	Shares	Value

Warrants—0.0%
Communication Services—0.0%
iHeartMedia, Inc.(16)	2,723	$ 39
Energy—0.0%
Sabine Oil & Gas Holdings, Inc.(16)	304	4
Sabine Oil & Gas Holdings, Inc.(16)	1,451	20
		24

Total Warrants (Identified Cost $59)		63

Total Long-Term Investments—136.8% (Identified Cost $203,589)		203,385 (18)

Short-Term Investments—0.9%
Purchased Options—0.0%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $101)		49

Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.535%)(17)	1,298,232	1,298 (18)
Total Money Market Mutual Fund (Identified Cost $1,298)		1,298

Total Short-Term Investments (Identified Cost $1,399)		1,347

Value

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—137.7% (Identified Cost $204,988)	$ 204,732

Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums received $189)	(104)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—137.6% (Identified Cost $204,799)	$204,628
Other assets and liabilities, net—(37.6)%	(55,898)
NET ASSETS—100.0%	$148,730
Abbreviations:
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security

Footnote Legend:
(1)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
For information regarding the abbreviations, see the Key Investment Terms starting on page 7.
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, these securities amounted to a value of $124,945 or 84.0% of net assets.
(4)	Variable rate security. Rate disclosed is as of November 30, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Amount is less than $500.
(7)	All or a portion of the security is segregated as collateral for written options.
(8)	13% of the income received was in PIK and 87% was in Cash.
(9)	No contractual maturity date.
(10)	Interest payments may be deferred.
(11)	100% of the income received was in cash.
(12)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(13)	This loan will settle after November 30, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(14)	Value shown as par value.
(15)	Interest may be forfeited.
(16)	Non-income producing.
(17)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(18)	All or a portion of the portfolio segregated as collateral for borrowings.
Foreign Currencies:
KZT	Kazakhstani Tenge
MXN	Mexican Peso
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
Open Purchased Options Contracts as of November 30, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options
S&P 500® Index	68	$20,128	$2,960	12/2/19	$ 1
S&P 500® Index	68	20,026	2,945	12/4/19	2
S&P 500® Index	68	19,992	2,940	12/6/19	4
S&P 500® Index	68	20,230	2,975	12/9/19	8
S&P 500® Index	68	20,230	2,975	12/11/19	14
S&P 500® Index	68	20,230	2,975	12/13/19	19
					48
Call Options
S&P 500® Index	68	22,134	3,255	12/2/19	— (2)
S&P 500® Index	68	22,032	3,240	12/4/19	— (2)
S&P 500® Index	68	22,066	3,245	12/6/19	1
S&P 500® Index	68	22,202	3,265	12/9/19	—
S&P 500® Index	68	22,304	3,280	12/11/19	— (2)
S&P 500® Index	68	22,372	3,290	12/13/19	— (2)
					1
Total Purchased Options					$ 49

Open Written Options Contracts as of November 30, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options
S&P 500® Index	68	$20,468	$3,010	12/2/19	$ (1)
S&P 500® Index	68	20,366	2,995	12/4/19	(4)
S&P 500® Index	68	20,332	2,990	12/6/19	(6)
S&P 500® Index	68	20,570	3,025	12/9/19	(12)
S&P 500® Index	68	20,570	3,025	12/11/19	(25)
S&P 500® Index	68	20,570	3,025	12/13/19	(36)
					(84)
Call Options
S&P 500® Index	68	21,794	3,205	12/2/19	— (2)
S&P 500® Index	68	21,692	3,190	12/4/19	(3)
S&P 500® Index	68	21,726	3,195	12/6/19	(5)
S&P 500® Index	68	21,862	3,215	12/9/19	(4)
S&P 500® Index	68	21,964	3,230	12/11/19	(3)
S&P 500® Index	68	22,032	3,240	12/13/19	(5)
					(20)
Total Written Options					$(104)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.
See Notes to Financial Statements

Virtus Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of November 30, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 15,776	$ —	$ 15,239	$537
Corporate Bonds and Notes	103,431	—	103,430	1 (1)
Foreign Government Securities	31,030	—	31,030	—
Leveraged Loans	16,760	—	16,645	115
Mortgage-Backed Securities	26,882	—	26,882	—
Municipal Bonds	1,730	—	1,730	—
U.S. Government Securities	2,257	—	2,257	—
Equity Securities:
Exchange-Traded Fund	1,024	1,024	—	—
Preferred Stocks	4,327	1,350	2,977	—
Common Stocks	105	70	29	6 (1)
Warrants	63	—	63	—
Money Market Mutual Fund	1,298	1,298	—	—
Purchased Options	49	22	27	—
Total Investments, before Written Options	204,732	3,764	200,309	659
Liabilities:
Written Options	(104)	(59)	(45)	—
Total Investments, Net of Written Options	$204,628	$3,705	$200,264	$659

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $53 were transferred from Level 3 to Level 2 due to an increase in trading activities during the period. Security held by the Fund with an end of period value of $115 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended November 30, 2019.
See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $204,988)	$ 204,732
Foreign currency at value (Identified cost $—)(a)	— (a)
Cash	1,986
Receivables
Investment securities sold	863
Dividends and interest	1,984
Prepaid Trustees’ retainer	15
Prepaid expenses	16
Total assets	209,596
Liabilities
Borrowings (Note 8)	57,000
Written options at value (Premiums received $189) (Note 3)	104
Payables
Investment securities purchased	3,425
Investment advisory fees	161
Professional fees	64
Administration and accounting fees	18
Interest on borrowings (Note 8)	17
Other accrued expenses	77
Total liabilities	60,866
Net Assets	$148,730
Net Assets Consist of:
Capital paid on shares of beneficial interest (no par value, unlimited authorization)	$ 170,836
Total distributable earnings (accumulated losses)	(22,106)
Net Assets	$148,730
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 11,304,232	$ 13.16

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED November 30, 2019
($ reported in thousands)
Investment Income
Interest	$ 11,151
Dividends	143
Foreign taxes withheld	(4)
Total investment income	11,290
Expenses
Investment advisory fees	1,968
Administration and accounting fees	235
Trustees’ fees and expenses	210
Printing fees and expenses	146
Professional fees	142
Transfer agent fees and expenses	11
Custodian fees	2
Miscellaneous expenses	73
Total expenses before interest expense	2,787
Interest expense on borrowings (Note 8)	1,914
Total expenses after interest expense	4,701
Net investment income (loss)	6,589
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(4,602)
Foreign currency transactions	(678)
Written options	(390)
Net increase from payment by affiliate (Note 4D)	9
Net change in unrealized appreciation (depreciation) on:
Investments	14,391
Foreign currency transactions	2
Written options	166
Net realized and unrealized gain (loss) on investments	8,898
Net increase (decrease) in net assets resulting from operations	$15,487
See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2019	Year Ended November 30, 2018
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 6,589	$ 8,170
Net realized gain (loss)	(5,670)	(19,545)
Net increase from payment by affiliate (Note 4D)	9	—
Net change in unrealized appreciation (depreciation)	14,559	(12,039)
Increase (decrease) in net assets resulting from operations	15,487	(23,414)
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(5,505)	(6,676)
Return of capital	(11,587)	(12,437)
Dividends and Distributions to Shareholders	(17,092)	(19,113)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0 and 24,270 shares, respectively)	—	379
Increase (decrease) in net assets from capital transactions	—	379
Net increase (decrease) in net assets	(1,605)	(42,148)
Net Assets
Beginning of period	150,335	192,483
End of period	$148,730	$150,335
See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED November 30, 2019
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 15,487

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used by) operating activities:
Proceeds from sales and paydowns of long-term investments	142,391
(Increase) Decrease in investment securities sold receivable	(289)
Purchases of long-term investments	(126,773)
Increase (Decrease) in investment securities purchased payable	1,283
Net (purchases) or sales of short-term investments	(445)
Net (purchases) or sales of purchased options	(1,931)
Net purchases or (sales) of written options	(853)
Net change in unrealized (appreciation)/depreciation on investments	(14,557)
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	664
Net realized (gains)/loss on investments	4,992
Amortization of premium and accretion of discounts on investments	(96)
Proceeds from litigation settlements	116
(Increase) Decrease in dividends and interest receivable	265
(Increase) Decrease in prepaid expenses	(14)
(Increase) Decrease in prepaid Trustees’ retainer	1
Increase (Decrease) in interest payable on borrowings	(1)
Increase (Decrease) in affiliated expenses payable	(5)
Increase (Decrease) in non-affiliated expenses payable	40
Cash provided by (used for) operating activities	20,275
Cash provided (used for) financing activities:
Cash payments to reduce borrowings	(2,000)
Cash distributions paid to shareholders	(17,092)
Cash provided (used for) financing activities	(19,092)
Net increase (decrease) in cash	1,183
Cash:
Cash and foreign currency at beginning of period	803
Cash and foreign currency at end of period	$ 1,986
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 1,915
See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,				Period Ended November 30, 2015(1)
	2019	2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of period	$ 13.30	$ 17.06	$ 16.63	$ 16.79	$ 18.14
Income (loss) from investment operations:
Net investment income (loss)(2)	0.58	0.72	0.89	0.93	0.91
Net realized and unrealized gain (loss)	0.79	(2.79)	1.41	0.78	(0.37)
Payments from affiliates	— (3)	—	—	—	— (3)
Total from investment operations	1.37	(2.07)	2.30	1.71	0.54
Dividends and Distributions to Shareholders:
Net investment income	(0.49)	(0.59)	(0.78)	(0.89)	(0.70)
Net realized gains	—	—	(0.78)	—	(0.66)
Return of capital	(1.02)	(1.10)	(0.31)	(0.98)	(0.53)
Total dividends and distributions to shareholders	(1.51)	(1.69)	(1.87)	(1.87)	(1.89)
Net asset value, end of period	$ 13.16	$ 13.30	$ 17.06	$ 16.63	$ 16.79
Market value, end of period	$ 12.54	$ 11.75	$ 18.19	$ 14.96	$ 14.26
Total return, net asset value(4)	11.82%	(12.24)%	14.73%	12.45%	4.34% (5)
Total return, market value(4)	20.61%	(27.29)%	35.99%	19.11%	1.47% (5)
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(6)	3.13%	2.96%	2.42%	2.24%	2.08% (7)
Ratio of net investment income (loss) to average net assets	4.39%	4.86%	5.21%	5.65%	5.62% (7)
Portfolio turnover rate	62%	58%	57%	60%	50% (5)
Net assets, end of period (000’s)	$148,730	$150,335	$192,483	$187,175	$188,993
Borrowings, end of period (000’s)	$ 57,000	$ 59,000	$ 69,000	$ 69,000	$ 68,000
Asset coverage, per $1,000 principal amount of borrowings(8)	$ 3,609	$ 3,548	$ 3,790	$ 3,713	$ 3,779

(1)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(2)	Calculated using average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Not Annualized.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.86%, 1.83%, 1.75% and 1.76% for the years ended November 30, 2019, 2018, 2017 and 2016, respectively; 1.71% for the fiscal period ended November 30, 2015; and 1.74% for the year ended December 31, 2014.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Year Ended December 31, 2014

PER SHARE DATA:
Net asset value, beginning of period	$ 19.03
Income (loss) from investment operations:
Net investment income (loss)(2)	1.23
Net realized and unrealized gain (loss)	(0.50)
Total from investment operations	0.73
Dividends and Distributions to Shareholders:
Net investment income	(1.16)
Net realized gains	(0.46)
Total dividends and distributions to shareholders	(1.62)
Net asset value, end of period	$ 18.14
Market value, end of period	$ 15.85
Total return, net asset value(4)	4.81%
Total return, market value(4)	2.94%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(6)	2.13%
Ratio of net investment income (loss) to average net assets	6.37%
Portfolio turnover rate	45%
Net assets, end of period (000’s)	$204,224
Borrowings, end of period (000’s)	$ 80,000
Asset coverage, per $1,000 principal amount of borrowings(8)	$ 3,553

(7)	Annualized.
(8)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2019
Note 1. Organization
Virtus Global Multi-Sector Income Fund (the ”Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formed as a statutory trust under the laws of the State of Delaware on August 23, 2011. The Fund commenced operations on February 23, 2012. The Fund’s investment objective is to maximize current income while preserving capital.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
(“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2019, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2016 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.126 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
G.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
H.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.
A.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objective.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out-of-the-money.”
The Fund invested in derivative instruments during the period in the form of writing put/ call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2019:

Assets: Purchased options at value	$49(1)
Liabilities: Written options at value	(104)
Net asset (liability) balance	$ (55)
The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of November 30, 2019:
Net realized gain (loss) from purchased options	$(2,126) (2)
Net realized gain (loss) from written options	(390)
Net change in unrealized appreciation (depreciation) on purchased options	107 (3)
Net change in unrealized appreciation (depreciation) on written options	166
Total realized and unrealized gain (loss) on purchased and written options	$(2,243)

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) from investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.
For the period ended November 30, 2019, the average daily premiums paid by the Fund for purchased options were $111 and the average daily premiums received for written options by the Fund were $212.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.95% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
B.	Subadvisers
Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and Rampart Investment Management Company, LLC (“Rampart”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund’s options overlay strategy. These two

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
subadvisers are, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they are each paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the period ended November 30, 2019, the Fund incurred administration fees totaling $208 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Payment from Affiliate
During the period ended November 30, 2019, the subadviser reimbursed the Fund for losses totaling $9, which are included in the Statement of Operations within the line item “Net increase from payment by affiliate.” There was no impact on the total return.
E.	Trustees’ Fees
For the period ended November 30, 2019, the Fund incurred Trustees’ fees totaling $183, which are included in the Statement of Operations within the line item “Trustees’ fees and expenses.”
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, short-term investments, and written options) during the period ended November 30, 2019, were as follows:
Purchases	Sales
$111,332	$120,547
Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2019, were as follows:
Purchases	Sales
$15,441	$21,844

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Note 6. Federal Income Tax Information
($ reported in thousands)
At November 30, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased options)	$205,034	$7,508	$(7,810)	$(302)
Written options	(104)	—	—	—
For the fiscal period ended November 30, 2019, the Fund had capital loss carryovers available to offset future realized gains as follows:
No Expiration
Short-Term	Long-Term	Total
$(8,099)	$(13,704)	$(21,803)
Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.
Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2019, the Fund deferred and recognized qualified late-year losses as follows:
Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$ — [1]	$ (62)	$ —	$ (114)
[1]	Amount is less than $500.
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2019 and November 30, 2018, was as follows:

	2019	2018
Ordinary Income	$ 5,505	$ 6,676
Return of Capital	11,587	12,437
Total	$17,092	$19,113
Note 7. Credit and Sector Risks
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not invest in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
On March 18, 2019, the Fund amended its Credit Agreement (the “Agreement”), with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $90,000, which may be increased to $110,000 under certain circumstances (“Commitment Amount”). Pursuant to notice given on November 8, 2019, the Commitment Amount was decreased to $72,000. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
November 30, 2019 were $78 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.
For the period ended November 30, 2019, the average daily borrowings under the Agreement and the weighted daily average interest rate were $57,137 and 3.169%, respectively. At November 30, 2019, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$57,000	2.552%
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Transactions
At November 30, 2019, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,304,232 shares are outstanding.
Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the year ended November 30, 2019 and November 30, 2018, there were 0 shares and 24,270 shares issued pursuant to the Plan, respectively.
On December 19, 2019, the Fund paid a distribution of $0.126 to shareholders of record on December 12, 2019. The distribution had an ex-dividend date of December 11, 2019.
On January 9, 2020, the Fund paid a distribution of $ 0.126 to shareholders of record on December 31, 2019. The distribution had an ex-dividend date of January 6, 2020.
Note 11. Regulatory Matters and Litigation
From time to time, the Adviser, Newfleet, Rampart and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019
Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Virtus Global Multi-Sector Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Global Multi-Sector Income Fund (the “Fund”) as of November 30, 2019, the related statements of operations and cash flows for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2020
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
TAX INFORMATION NOTICE (Unaudited)
November 30, 2019
For the fiscal year ended November 30, 2019, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
QDI	DRD	LTCG
0%	0%	$—

CERTIFICATION
The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund filed its complete schedule of portfolio holdings with the SEC for its first fiscal quarter (February 28) on Form N-Q and its third fiscal quarter (August 31) on Form NPORT-EX. For each subsequent first and third fiscal quarter thereafter, the Fund will file a complete schedule of portfolio holdings with the SEC as an exhibit to its reports on Form NPORT-P. The Fund’s Form N-Q, Form NPORT-EX and Form NPORT-P are available on the SEC’s website at https://www.sec.gov.

Automatic Reinvestment and Cash Purchase Plan (Unaudited)
The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

Automatic Reinvestment and Cash Purchase Plan
(Unaudited)(Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

Automatic Reinvestment and Cash Purchase Plan
(Unaudited)(Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

Report on Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of Virtus Global Multi-Sector Income Fund was held on November 1, 2019. The meeting was held for the purpose of electing five (5) nominees to the Board of Trustees effective January 1, 2020.
The results were as follows:
Election of Trustee	Votes For	Votes Withheld
Donald C. Burke	9,162,205.453	737,920.000
Sidney E. Harris	9,129,275.453	770,850.000
John R. Mallin	9,124,563.453	775,562.000
Connie D. McDaniel	9,144,867.453	755,258.000
Geraldine M. McNamara	9,108,977.453	791,148.000
Based on the foregoing, Donald C. Burke, Sidney E. Harris, John R. Mallin, Connie D. McDaniel and Geraldine M. McNamara were elected as Trustees. The Fund’s other Trustees who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer*, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino.
*Mr. Moyer subsequently resigned as a Trustee and was appointed as an Advisory Board Member.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF VIRTUS GLOBAL MULTI SECTOR
INCOME FUND (VGI) (Unaudited)
The Board of Trustees (the “Board”) of Virtus Global Multi Sector Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the subadvisory agreements (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) with Newfleet Asset Management, LLC (“Newfleet”) and Rampart Investment Management, LLC (“Rampart”), respectively. Rampart and Newfleet are each hereinafter referred to as a “Subadviser” and together, the “Subadvisers.” At in-person meetings held on October 28 and November 18, 2019 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”) considered and approved the continuation of each Agreement due for renewal, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Trustees on their behalf. The Trustees also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with the Fund’s investment objective, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF VIRTUS GLOBAL MULTI SECTOR
INCOME FUND (VGI) (Unaudited) (Continued)
Subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objective, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither Subadviser was currently involved in any regulatory actions, investigations or material litigation.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF VIRTUS GLOBAL MULTI SECTOR
INCOME FUND (VGI) (Unaudited) (Continued)
The Board considered that, while the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2019 was below the median of the Performance Universe for the same periods, the Fund’s performance for the year-to-date period ended June 30, 2019 was above the median of the Performance Universe for the same period. The Board also considered that, while the Fund underperformed its benchmark for the 1-year period ended June 30, 2019, the Fund outperformed its benchmark for the year-to-date and 3- and 5-year periods ended June 30, 2019. The Trustees discussed the Fund’s underperformance and the reasons therefor among themselves and with management. While the Trustees noted the Fund’s positive performance, both on an absolute basis and relative to its benchmark, they also noted that the Fund’s option overlay strategy was a source of underperformance relative to the Fund’s peer group and benchmark, and discussed with management plans for increased management focus on ways to improve the Fund’s performance.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s gross management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s gross management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Trustees also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.
The Board noted that the Fund’s contractual management fees were above the median of the Expense Group, and that the Fund’s actual total expenses were equal to the median of the Expense Group.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES OF VIRTUS GLOBAL MULTI SECTOR
INCOME FUND (VGI) (Unaudited) (Continued)
In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fees earned under the Subadvisory Agreements.
The Trustees concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and Officers of the Company as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, One Financial Plaza, Hartford, CT 06103.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Burke, Donald C. YOB: 1960 Served Since: 2020, Class ll 74 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class ll 70 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 70 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2020, Class III 70 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
McLoughlin, Philip R. YOB: 1946 Served Since: 2011, Class lll Chairman 74 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class l 74 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
Oates, James M. YOB: 1946 Served Since: 2013, Class ll 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).
Rogers, James B., Jr. YOB: 1942 Served Since: 2016, Class I 3 Portfolios	Director (since 1988), Virtus Total Return Fund Inc.; Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ananti Inc., Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (since 2014), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), GEO Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Walton, R. Keith YOB: 1964 Served Since: 2016, Class I 70 Portfolios	Senior Adviser (since 2018), Vatic Labs, LLC and Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Principal and Chief Administrative Officer (since 2006), Global Infrastructure Partners; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2004), Virtus Total Return Fund Inc.; Director (2004 to 2019), the former Virtus Total Return Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.
Zino, Brian T. YOB: 1952 Served Since: 2016, Class l 70 Portfolios	Retired. Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2014, Class lll 72 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held
Moyer, William R. YOB: 1944 Served Since: 2020 70 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer); Advisory Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (2016 to 2019) and Advisory Member (since 2020), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Director (2014 to 2019) and Advisory Member, Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (2011 to 2019) and Advisory Member, Virtus Global Multi-Sector Income Fund; Trustee (2013 to 2016) and Advisory Member (since 2020), Virtus Alternative Solutions Trust (4 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Honorary Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held
Brown, Thomas J. YOB: 1945 Served Since: 2020 70 Portfolios	Retired. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2020 70 Portfolios	Retired. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2020 70 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).
Officers Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; and Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps SelectMLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and various officer positions (since 2006) with Virtus affiliates.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017) and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II; and various officer positions (since 2003) with Virtus affiliates.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020)	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Vice President (since 2017) and Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Alternative Solutions Trust; and various officer positions (since 2008) with Virtus affiliates.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions (since 2006) with Virtus affiliates.

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VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Thomas J. Brown, Honorary Member
Hassell H. McClellan, Honorary Member
Richard E. Segerson, Honorary Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Global Multi-Sector Income Fund
c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8528	01-20

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that he is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,195 for 2019 and $24,380 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,333 for 2019 and $3,781 for 2018. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2019 and $3,239 for 2018.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $5,533 for 2019 and $7,020 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. As of the end of the period covered by the report, the members of the audit committee were: William Moyer, Philip R. McLoughlin, Brian T. Zino, James B. Rogers, James M. Oates and R. Keith Walton. On January 14, 2020, the members of the audit committee changed to: Brian T. Zino, Donald C. Burke, John R. Mallin, and Connie D. McDaniel. William R. Moyer also serves as an advisory member of the audit committee, effective January 14, 2020.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Fund’s investment adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund’s Policy. The adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder Proposals—whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires the adviser/subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. The adviser/subadviser or delegate may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on the adviser/subadviser or delegate.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadvisers, Newfleet Asset Management, LLC (“Newfleet”) and Rampart Investment Management Company, LLC (“Rampart”). Following are summaries of their proxy voting policies.

Newfleet

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Fund.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, LLC, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Rampart

Rampart has adopted proxy voting policies, procedures and guidelines (“Guidelines”) in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Fund will be voted subject to the Fund’s Policy and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Fund. Any Rampart representative identifying a conflict of interest in voting a proxy is required to immediately report the conflict of interest to Rampart’s CCO who will determine a course of action.

Rampart’s Guidelines allow Rampart to utilize a qualified, non-affiliated third party vendor to review proxies and make voting recommendations on behalf of Rampart’s clients consistent with the Guidelines.

Rampart may choose not to vote proxies in certain situations or for certain accounts, such as but not limited to the following:

•	When Rampart deems the cost of voting would exceed any anticipated benefit to the respective client(s);

•	When a proxy is received for a security Rampart no longer manages (i.e., Rampart has previously sold the entire position); and/or

•	When the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security.

A complete copy of Rampart’s Proxy Voting Guidelines is available by sending a written request to Rampart Investment Management Company, LLC, Attn: Chief Compliance Officer, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The Fund’s sub-advisers are Newfleet Asset Management, LLC and Rampart Investment Management Company, LLC.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Newfleet Asset Management, LLC

David L. Albrycht, CFA. David Albrycht is president and chief investment officer of Newfleet. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former affiliate of Virtus Investment Partners (“Virtus”), the parent of Newfleet. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He holds the Chartered Financial Analyst designation and has been working in the investment industry since 1985.

Mr. Albrycht has been a portfolio manager of the Fund since its inception, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, Virtus Newfleet Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Core Plus Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is co-manager of another closed-end fund, Virtus Global Multi-Sector Income Fund (NYSE: VGI). He also is a manager of three exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), and Virtus Newfleet Dynamic Credit ETF (BLHY), and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He is a Chartered Financial Analyst® (CFA®) charterholder and has been working in the investment industry since 1985.

Benjamin Caron, CFA. Ben Caron is a senior managing director and portfolio manager at Newfleet. In addition to the Fund, Mr. Caron is co-portfolio manager of the Virtus Newfleet Low Duration Core Plus Bond Fund, and two actively managed ETFs: AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), and Virtus Newfleet Multi-Sector Bond ETF (NYSE: NFLT). He also assists in the management of Virtus Newfleet Multi-Sector Short Term Bond Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Tactical Allocation Fund, two variable insurance investment options and the closed-end Virtus Total Return Fund Inc. (NYSE: ZTR).

Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group.

Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University. He is a Chartered Financial Analyst® (CFA®) charterholder and has been working in the investment industry since 1996.

Kyle A. Jennings, CFA. Kyle Jennings is a senior managing director and the head of credit research Newfleet. Mr. Jennings is also co-portfolio manager of Virtus Newfleet Senior Floating Rate Fund and Virtus Newfleet High Yield Fund.

Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries. He is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies. In addition, Mr. Jennings is responsible for the structuring and management of Newfleet’s CLO platform.

Prior to joining Newfleet in 2011, Mr. Jennings was on the fixed income team at Goodwin Capital Advisers, a former Virtus investment management subsidiary. Before that, he was a credit research analyst in the banking industry for Shawmut Bank, Ironwood Capital, and Citizens Bank.

Mr. Jennings earned a B.S. in finance from the University of Connecticut and is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 1992.

Daniel Senecal, CFA. Daniel Senecal is a managing director at Newfleet. Mr. Senecal is a sector manager within the emerging markets with regional responsibilities for Latin America, including Mexico and Central America.

Prior to joining Newfleet in 2011, Mr. Senecal was on the fixed income team at Goodwin Capital Advisers, a former Virtus investment management subsidiary. He began at Goodwin Capital in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and the Phoenix Emerging Market Fund from 2004 to 2005.

Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst.

Mr. Senecal earned a B.A. in economics and English from Assumption College and an M.B.A. in finance from the University of Connecticut. He is a Chartered Financial Analyst® (CFA®) charterholder, and he began his career in the investment industry in 1990.

Rampart Investment Management Company, LLC.

Warun Kumar. Warun Kumar is chief investment officer and Portfolio Manager at Rampart (since October 2015), a Virtus affiliate specializing in option strategies. Prior to joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2019, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	15	$9,169.9	2	$243.6
	Other Pooled Investment Vehicles:	2	$88.9	0	0
	Other Accounts:	0	0	0	0

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Benjamin Caron	Registered Investment Companies:	4	$997.5	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Kyle A. Jennings	Registered Investment Companies:	2	$414.2	1	$190.6
	Other Pooled Investment Vehicles:	1	$347.1	0	0
	Other Accounts:	0	0	0	0

Daniel Senecal	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Warun Kumar	Registered Investment Companies:	7	$1,017.6	1	$190.6
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	53	$170.4	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Newfleet and Rampart (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary—Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus—Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits—Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2019, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0

Benjamin Caron	$100,001 - $500,000

Kyle A. Jennings	$0

Daniel Senecal	$0

Warun Kumar	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid from June 1, 2019 through November 30, 2019 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Multi-Sector Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/7/20

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	2/7/20

*	Print the name and title of each signing officer under his or her signature.